Document And Entity Information (USD $)	12 Months Ended
	Dec. 31, 2011	Feb. 10, 2012	Jun. 30, 2010
Document Information [Line Items]
Document Type	8-K
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Entity Registrant Name	INFINITY PROPERTY & CASUALTY CORP
Entity Central Index Key	0001195933
Current Fiscal Year End Date	--12-31
Entity Filer Category	Accelerated Filer
Entity Common Stock, Shares Outstanding		11,798,366
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Public Float			$ 656,865,463

Consolidated Statements of Earnings (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenues:
Premiums Earned, Net	$ 1,019,060	$ 905,919	$ 848,391
Increase Decrease in Premiums Earned, Net, Property And Casualty	12.50%	6.80%
Net Investment Income	40,557	44,633	49,418
Increase Decrease in Net Investment Income	(9.10%)	(9.70%)
Realized Investment Gains (Losses)	8,598	10,438	(14,824)
Increase Decrease Realized Investment Gains Losses	(17.60%)
Gain (Loss) on Sale of Stock in Subsidiary	4,139	0	0
Increase Decrease in Gain or Loss On Sale of Stock In Subsidiary	0.00%	0.00%
Other Income	261	286	439
Increase Decrease in Other Income	(8.80%)	(34.80%)
Revenues	1,072,616	961,276	883,424
Increase Decrease in Revenues	11.60%	8.80%
Costs and Expenses [Abstract]
Incurred Claims, Property, Casualty and Liability	767,629	606,709	564,160
Increase Decrease in Incurred Claims Property Casualty And Liability	26.50%	7.50%
Commissions and other underwriting expenses	231,559	205,744	186,029
Increase Decrease in Commissions And Other Underwriting Expenses	12.50%	10.60%
Interest Expense	10,807	10,802	11,055
Increase Decrease in Interest Expense	0.00%	(2.30%)
General and Administrative Expense	7,664	7,814	6,713
Increase Decrease in General and Administrative Expense	(1.90%)	16.40%
Gains (Losses) on Extinguishment of Debt	0	0	11
Increase Decrease In Gains Losses On Extinguishment Of Debt	0.00%	(100.00%)
Other Cost and Expense, Operating	1,334	2,324	3,768
Increase Decrease in Other Cost and Expense Operating	(42.60%)	(38.30%)
Benefits, Losses and Expenses	1,018,992	833,393	771,735
Increase Decrease in Benefits Losses and Expenses	22.30%	8.00%
Income (Loss) from Continuing Operations before Equity Method Investments, Income Taxes, Extraordinary Items, Noncontrolling Interest	53,624	127,882	111,688
Increase Decrease in Income Loss from Continuing Operations Before Income Taxes Minority Interest and Inome Loss from Equity Method Investments	(58.10%)	14.50%
Income Tax Expense (Benefit)	11,791	36,820	40,742
Increase Decrease in Income Tax Expense Benefit	(68.00%)	(9.60%)
Net Income (Loss) Attributable to Parent	41,833	91,062	70,946
Increase Decrease in Net Income Loss	(54.10%)	28.40%
Earnings Per Share [Abstract]
Earnings Per Share, Basic	$ 3.45	$ 7.09	$ 5.19
Increase Decrease in Earnings Per Share Basic	(51.30%)	36.50%
Earnings Per Share, Diluted	$ 3.37	$ 6.91	$ 5.12
Increase Decrease in Earnings Per Share Diluted	(51.30%)	35.20%
Weighted Average Number of Shares Outstanding, Diluted [Abstract]
Weighted Average Number of Shares Outstanding, Basic	12,111	12,843	13,658
Increase Decrease in Weighted Average Number of Shares Outstanding Basic	(5.70%)	(6.00%)
Weighted Average Number of Shares Outstanding, Diluted	12,414	13,170	13,870
Increase Decrease in Weighted Average Number of Diluted Shares Outstanding	(5.70%)	(5.00%)
Common Stock, Dividends, Per Share, Cash Paid	$ 0.72	$ 0.56	$ 0.48
Increase Decrease in Common Stock Dividends Per Share Cash Paid	28.60%	16.70%
Available-for-sale Securities, Gross Realized Gain (Loss), Excluding Other than Temporary Impairments	10,045	13,344	5,026
Increase Decrease in Avaiable for Sale Securities Gross Realized Gain Loss Excluding Other than Temporary Impairments	(24.70%)	165.50%
Other than Temporary Impairment Losses, Investments, Available-for-sale Securities	(2,302)	(1,774)	(11,861)
Increase Decrease in Impairment Losses Investment Available for Sale Securities	29.80%	(85.00%)
Other than Temporary Impairment Losses, Investments, Portion in Other Comprehensive Income (Loss), before Tax, Including Portion Attributable to Noncontrolling Interest, Available-for-sale Securities	1,040	703	3,783
Other Than Temporary Impairment Losses Investment Portion In other Comprehensive Income Loss Before Tax Including Attributable to noncontrolling interest afs	47.90%	(81.40%)
Impairment Loss Reclassified From Other Comprehensive Income To Earnings	(185)	(1,836)	(11,772)
Increase Decrease in Impairment Loss Reclassified from Other Comprehensive Income To Earnings	(89.90%)	(84.40%)
Other than Temporary Impairment Losses, Investments, Portion Recognized in Earnings, Net, Available-for-sale Securities	$ (1,447)	$ (2,906)	$ (19,850)
Increase Decrease in Other Than Temporary Impairment Losses Investments Portion Recognized In Earnings Net Available for Sale Securities	(50.20%)	(85.40%)

Statement of Comprehensive Income (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net Income (Loss) Attributable to Parent	$ 41,833	$ 91,062	$ 70,946
Other Comprehensive Income (Loss), before Tax	16,662	7,675	58,896
Other Comprehensive Income (Loss), Tax	(5,832)	(2,686)	(20,614)
Other Comprehensive Income (Loss), Net of Tax	10,831	4,989	38,282
Comprehensive Income (Loss), Net of Tax, Attributable to Parent	52,664	96,051	109,229
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Adjustment, before Tax	(272)	(184)	(119)
Other Comprehensive Income (Loss), Unrealized Holding Gain (Loss) on Securities Arising During Period, before Tax	25,532	18,297	44,191
Other Comprehensive Income (Loss), Reclassification Adjustment for Sale of Securities Included in Net Income, before Tax	(8,598)	(10,438)	14,824
Available-for-sale Securities, Change in Net Unrealized Holding Gain (Loss) before Taxes	$ 16,934	$ 7,859	$ 59,015

Statement of Financial Position (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Investments:
Available-for-sale Securities, Debt Securities	$ 1,187,987	$ 1,177,718
Available-for-sale Securities, Equity Securities	36,930	42,301
Investments	1,224,917	1,220,019
Cash and Cash Equivalents, at Carrying Value	83,767	63,605
Accrued Investment Income Receivable	10,761	12,033
Premiums and Other Receivables, Net	382,621	336,676
Property, Plant and Equipment, Net	38,694	25,132
Prepaid Reinsurance Premiums	2,131	1,890
Reinsurance Recoverables	14,719	16,809
Deferred Policy Acquisition Costs	80,071	69,925
Deferred Tax Assets, Net	10,728	18,183
Receivable for securities sold	1,152	0
Other Assets	5,535	6,653
Goodwill	75,275	75,275
Assets	1,930,371	1,846,200
Liabilities:
Liability for Claims and Claims Adjustment Expense, Property Casualty Liability	495,403	477,833
Unearned Premiums	474,528	417,371
Reinsurance Payable	45	42
Long-term Debt	194,810	194,729
Accrued Sales Commission	30,605	18,960
Payable For Investments Purchased	10,818	419
Other Liabilities	62,373	81,819
Liabilities	1,268,582	1,191,173
Shareholders��� equity:
Common Stock, Value, Issued	21,358	21,228
Additional Paid in Capital, Common Stock	355,911	349,742
Retained Earnings (Accumulated Deficit)	652,423	619,335
Accumulated Other Comprehensive Income (Loss), Net of Tax	35,319	24,488
Treasury Stock, Value	(403,221)	(359,766)
Stockholders' Equity Attributable to Parent	661,789	655,027
Liabilities and Equity	$ 1,930,371	$ 1,846,200

Consolidated Balance Sheets (Parenthetical) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Fixed maturities, amortized cost	$ 1,144,687	$ 1,153,802
Equity securities, cost	26,413	29,333
Agents' balances and premium receivable, allowances for doubtful accounts	13,497	12,323
Property and equipment, accumulated depreciation	37,551	43,731
Recoverable from reinsurers, paid losses and loss adjustment expenses	79	289
Long-term debt, fair value	$ 207,246	$ 199,132
Common stock, shares authorized	50,000,000	50,000,000
Common stock, shares issued	21,331,006	21,164,947
Treasury stock, shares	9,524,369	8,698,962

Statement of Shareholders' Equity (USD $) In Thousands	Total	Common Stock [Member]	Additional Paid-in Capital [Member]	Retained Earnings [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Treasury Stock [Member]
Beginning Balance at Dec. 31, 2008	$ 525,331	$ 20,999	$ 341,889	$ 439,051	$ 5,987	$ (282,594)
Net earnings	70,946	0	0	70,946	0	0
Net change in postretirement benefit liability	(77)	0	0	0	(77)	0
Change in unrealized gain on investments	21,525	0	0	0	21,525	0
Change in non-credit component of impairment losses on fixed maturities	16,834	0	0	0	16,834	0
Comprehensive income	109,229
Reclassification of non-credit component of previously recognized impairment losses on fixed maturities	0	0	0	38,107	(38,107)	0
Tax benefit on reclassification	13,338	0	0	0	13,338	0
Dividends paid to common shareholders	(6,585)	0	0	(6,585)	0	0
Stock Issued During Period Value	2,207	65	2,142
Treasury Stock, Value, Acquired, Par Value Method	(25,008)					(25,008)
Ending Balance at Dec. 31, 2009	612,463	21,064	344,031	535,471	19,500	(307,602)
Net earnings	91,062	0	0	91,062	0	0
Net change in postretirement benefit liability	(120)	0	0	0	(120)	0
Change in unrealized gain on investments	871	0	0	0	871	0
Change in non-credit component of impairment losses on fixed maturities	4,237	0	0	0	4,237	0
Comprehensive income	96,051
Dividends paid to common shareholders	(7,198)	0	0	(7,198)	0	0
Stock Issued During Period Value	5,875	164	5,711
Treasury Stock, Value, Acquired, Par Value Method	(52,164)					(52,164)
Ending Balance at Dec. 31, 2010	655,027	21,228	349,742	619,335	24,488	(359,766)
Net earnings	41,833	0	0	41,833	0	0
Net change in postretirement benefit liability	(177)	0	0	0	(177)	0
Change in unrealized gain on investments	9,721	0	0	0	9,721	0
Change in non-credit component of impairment losses on fixed maturities	1,286	0	0	0	1,286	0
Comprehensive income	52,664
Reclassification of non-credit component of previously recognized impairment losses on fixed maturities	(6,048)	0	0	(6,048)	0	0
Dividends paid to common shareholders	(8,745)	0	0	(8,745)	0	0
Stock Issued During Period Value	6,298	130	6,168
Treasury Stock, Value, Acquired, Par Value Method	(43,454)					(43,454)
Ending Balance at Dec. 31, 2011	$ 661,789	$ 21,358	$ 355,911	$ 652,423	$ 35,319	$ (403,221)

Statement of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Operating Activities:
Net Income (Loss) Attributable to Parent	$ 41,833	$ 91,062	$ 70,946
Adjustments to Reconcile Net Income (Loss) to Cash Provided by (Used in) Operating Activities [Abstract]
Depreciation	8,775	11,114	9,909
Accretion (Amortization) of Discounts and Premiums, Investments	8,346	6,886	1,127
Realized Investment Gains (Losses)	(8,598)	(10,438)	14,824
Loss on repurchase of debt	0	0	11
Assets Disposed of by Method Other than Sale, in Period of Disposition, Gain (Loss) on Disposition	726	153	144
Gain on sale of subsidiaries	(4,139)	0	0
Share-based Compensation	4,182	3,476	1,321
Excess tax benefits from share-based payment arrangements	(169)	0	0
Non-cash activity related to rabbi trust	(15)	1	0
Increase (Decrease) in Accrued Investment Income Receivable	1,272	(796)	(208)
Increase (Decrease) in Premiums Receivable	(45,945)	(35,001)	(924)
Increase (Decrease) in Reinsurance Recoverable	1,850	868	5,507
Increase (Decrease) in Deferred Policy Acquisition Costs	(10,146)	(9,851)	721
Increase (Decrease) in Other Operating Assets	2,645	(8,532)	10,282
Increase (Decrease) in Loss and Loss Adjustment Expense Reserve	17,571	(31,282)	(35,642)
Increase (Decrease) in Unearned Premiums	57,157	41,304	(4,358)
(Decrease) increase in payable to reinsurers	4	(17)	(896)
Increase (Decrease) in Other Operating Liabilities	(7,988)	9,544	2,068
Net Cash Provided by (Used in) Operating Activities	67,360,000	68,492,000	74,832,000
Purchases of and additional investments in:
Payments to Acquire Available-for-sale Securities, Debt	(391,354)	(486,230)	(690,486)
Payments to Acquire Available-for-sale Securities, Equity	(2,000)	0	(2,087)
Payments to Acquire Property, Plant, and Equipment	(23,064)	(8,482)	(4,627)
Proceeds from Maturities, Prepayments and Calls of Available-for-sale Securities	141,416	145,879	159,668
Sales:
Proceeds from sale of subsidiary companies	15,900	0	0
Proceeds from Sale of Available-for-sale Securities, Debt	254,295	297,618	468,506
Proceeds from Sale of Available-for-sale Securities, Equity	7,871	3,449	2,026
Net Cash Provided by (Used in) Investing Activities	3,065	(47,767)	(67,001)
Financing Activities:
Proceeds from Stock Options Exercised	2,116	2,399	887
Excess tax benefits from share-based payment arrangements	169	0	0
Proceeds from (Repayments of) Debt	0	0	(4,975)
Payments for Repurchase of Common Stock	(43,803)	(52,021)	(25,026)
Payments of Dividends, Common Stock	(8,745)	(7,198)	(6,585)
Net Cash Provided by (Used in) Financing Activities	(50,262)	(56,820)	(35,699)
Cash and Cash Equivalents, Period Increase (Decrease)	20,163	(36,096)	(27,868)
Beginning Cash and Cash Equivalents	63,605	99,700	127,568
Ending Cash and Cash Equivalents	$ 83,767	$ 63,605	$ 99,700

Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Significant Reporting and Accounting Policies [Abstract]
Significant Accounting Policies [Text Block]
Significant Reporting and Accounting Policies
Nature of Operations
We were formed in September 2002 as an indirect wholly owned subsidiary of American Financial Group, Inc. (“AFG”) to acquire and conduct, as a separate public company, AFG's personal insurance business written through independent agents.  At December 31, 2002, AFG transferred to us all of the issued and outstanding capital stock of the following personal auto insurance subsidiaries: Infinity Casualty Insurance Company, Infinity Insurance Company, Infinity Auto Insurance Company and Infinity Standard Insurance Company (collectively the “NSA Group”). Although we were formed in 2002, the NSA Group has been writing auto insurance since 1955. We currently write personal automobile insurance with a concentration on nonstandard automobile insurance, mono-line commercial vehicle insurance and classic collector automobile insurance. Personal auto insurance accounts for 93% of our total gross written premium and we primarily write it in eight states. We wrote approximately 53% of our personal auto gross written premium in the state of California during 2011.
Through a reinsurance transaction effective January 1, 2003, we assumed the personal lines business (the “Assumed Agency Business”) written through agents by Great American Insurance Company (“GAI”). We assumed $5.8 million of total unpaid losses and LAE for GAI at December 31, 2011.
Basis of Consolidation and Reporting
The accompanying consolidated financial statements include our accounts and those of our subsidiaries. These financial statements reflect certain adjustments necessary for a fair presentation of our results of operations and financial position. Such adjustments consist of normal, recurring accruals recorded to accurately match expenses with their related revenue streams and the elimination of all significant inter-company transactions and balances.
We have evaluated events that occurred after December 31, 2011 for recognition or disclosure in our financial statements and the notes to the financial statements.
Schedules may not foot due to rounding.
Estimates
The preparation of the financial statements in conformity with generally accepted accounting principles of the United States requires us to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Changes in circumstances could cause actual results to differ materially from those estimates.
Reclassifications
We have reclassified certain 2010 and 2009 amounts from the prior year financial statements to conform to the 2011 presentation. These reclassifications had no effect on total shareholders' equity, net cash flow or net earnings as previously reported.
Accounting Standards Retrospectively Adopted in 2012
Effective January 1, 2012, we retrospectively adopted Accounting Standards Update ("ASU") 2010-26 which modifies the definition of acquisition costs to require that costs be directly related to the successful acquisition of a new or renewal insurance contract to be deferred. The financial statements and related disclosures for prior periods have been adjusted to reflect the adoption of the new standard.

The following table illustrates the effect of adopting this standard on the Consolidated Balance Sheets (in millions):

	December 31, 2011			December 31, 2010
	As Reported	As Adjusted	Difference	As Reported	As Adjusted	Difference
Deferred policy acquisition costs	$89.9	$80.1	$(9.8)	$79.4	$69.9	$(9.5)
Current and deferred income taxes	7.3	10.7	3.4	14.9	18.2	3.3
Total assets	1,936.8	1,930.4	(6.4)	1,852.4	1,846.2	(6.2)
Shareholders' equity	668.2	661.8	(6.4)	661.2	655.0	(6.2)

The following table illustrates the effect of adopting this standard on the Consolidated Statements of Earnings (in millions, except per share amounts):

	Twelve months ended
	December 31, 2011			December 31, 2010			December 31, 2009
	As Reported	As Adjusted	Difference	As Reported	As Adjusted	Difference	As Reported	As Adjusted	Difference
Commissions and other underwriting expenses	$231.2	$231.6	$0.4	$205.0	$205.7	$0.7	$186.6	$186.0	$(0.5)
Provision for income taxes	11.9	11.8	(0.1)	37.1	36.8	(0.2)	40.6	40.7	0.2
Net earnings	42.1	41.8	(0.2)	91.5	91.1	(0.5)	70.6	70.9	0.4
Net earnings per common share:
Basic	$3.47	$3.45	$(0.02)	$7.13	$7.09	$(0.04)	$5.17	$5.19	$0.02
Diluted	3.39	3.37	(0.02)	6.95	6.91	(0.04)	5.09	5.12	0.03

We also adjusted the Consolidated Statements of Cash Flows for these changes for the twelve months ended December 31, 2011, 2010 and 2009.

Effective January 1, 2012, we retrospectively adopted ASU 2011-05, which eliminates the option to report other comprehensive income in the Statements of Changes in Shareholders' Equity. As permitted by the standard, our comprehensive income is now presented in a separate statement immediately following the Statements of Earnings. This new presentation does not change the measurement of net earnings, other comprehensive income or earnings per share, and accordingly, had no impact on our results of operations or financial position.

Investments
We consider all fixed maturity securities “available for sale” and report them at fair value with unrealized gains or losses reported after-tax in accumulated other comprehensive income within shareholders' equity.  We base the fair values of investments on prices quoted in the most active market for each security. If quoted prices are not available, we estimate fair value based on the fair value of comparable securities, discounted cash flow models or similar methods. We treat premium and discounts on mortgage-backed securities (“MBS”), collateralized mortgage obligations (“CMO”), collateralized loan obligations (“CLO”) and asset-backed securities (“ABS”) as a yield adjustment over the estimated life of the securities, adjusted for anticipated prepayments, using the interest method. We base prepayment assumptions on data from widely accepted third party data sources or internal estimates. We review the amortized cost and effective yield of the security periodically and adjust it to reflect actual prepayments and changes in expectations. For high credit quality MBS and ABS (those rated AA or above at the time of purchase), the adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For MBS and ABS rated below AA, we adjust the yield prospectively for any changes in estimated cash flows.

Gains or losses on securities are determined on the specific identification basis.  When we consider impairment in the value of a specific investment other-than-temporary (“OTTI”), the cost basis of that investment is reduced. For fixed maturity securities that are other-than-temporarily impaired, we assess our intent to sell and the likelihood that we will be required to sell the security before recovery of our amortized cost. If a fixed maturity security is considered OTTI but we do not intend to and are not more than likely to be required to sell the security prior to its recovery to amortized cost, the amount of the impairment is separated into a credit loss component and the amount due to all other factors. The excess of the amortized cost over the present value of the expected cash flows determines the credit loss component of an impairment charge on a fixed maturity security. The present value is determined using the best estimate of cash flows discounted at (1) the effective interest rate implicit at the date of acquisition for non-structured securities or (2) the book yield for structured securities. The techniques and assumptions for determining the best estimate of cash flows varies depending on the type of security. We recognize the credit loss component of an impairment charge in net earnings and the non-credit component in accumulated other comprehensive income.
Securities having a fair value of approximately $31.3 million at December 31, 2011 were on deposit as required by regulatory authorities.

Cash and Cash Equivalents
We consider liquid investments having original maturities of three months or less when purchased to be cash equivalents for purposes of the financial statements.
Reinsurance
Our insurance subsidiaries cede reinsurance to other companies. To the extent that any reinsuring companies are unable to meet obligations under agreements covering reinsurance ceded, our insurance subsidiaries would remain liable. We estimate amounts recoverable from reinsurers in a manner consistent with the claim liability associated with the reinsured policies. Our insurance subsidiaries report as assets (a) the estimated reinsurance recoverable on unpaid losses, including an estimate for losses incurred but not reported, and (b) amounts paid to reinsurers applicable to the unexpired terms of policies in force.  Our insurance subsidiaries also assume reinsurance, primarily from AFG subsidiaries.  We recognize income on reinsurance assumed based on reports received from ceding companies.
Deferred Policy Acquisition Costs (“DPAC”)
We defer and charge against income ratably over the terms of the related policies policy acquisition costs (principally commissions, premium taxes and other marketing and underwriting expenses) directly related to the successful acquisition of an insurance contract.  The method followed in computing DPAC limits the amount of such costs to their estimated realizable value without any consideration for anticipated investment income. Each quarter, we evaluate the recoverability of these costs. The DPAC amortization expense recognized in the Consolidated Statements of Earnings during 2011, 2010 and 2009 was $69.9 million, $60.1 million and $60.8 million, respectively.

As discussed above under "Accounting Standards Retrospectively Adopted in 2012," our accounting for DPAC changed effective January 1, 2012, and amounts previously reported have been adjusted retrospectively.
Goodwill
In accordance with the Goodwill topic of the FASB Accounting Standards Codification (“FASC”), we perform impairment test procedures for goodwill on an annual basis. These procedures require us to calculate the fair value of goodwill, compare the result to our carrying value and record the amount of any shortfall as an impairment charge.

We performed this test as of September 30, 2011 using a variety of methods, including estimates of future discounted cash flows and comparisons of our market value to that of our major competitors. Our cash flow projections rely on assumptions that are subject to uncertainty, including premium growth, loss and loss adjustment expense ratios, interest rates and capital requirements.
The September 30, 2011 test results indicated that the fair value of our goodwill exceeded our carrying value and therefore no impairment charge was required at that date. Additionally, there was no indication of impairment at December 31, 2011
Unpaid Losses and Loss Adjustment Expenses (“LAE”)
The net liabilities stated for unpaid claims and for expenses of investigation and adjustment of unpaid claims are based upon (a) the accumulation of case estimates for losses reported prior to the close of the accounting period on direct business written; (b) estimates received from ceding reinsurers and insurance pools and associations; (c) estimates of unreported losses based on past experience; (d) estimates based on experience of expenses for investigating and adjusting claims and (e) the current state of the law and coverage litigation. These liabilities are subject to the impact of changes in claim amounts and frequency and other factors. We have not reduced liabilities for unpaid losses and LAE for reinsurance recoverables; such recoverables are recorded separately as assets. Changes in estimates of the liabilities for losses and LAE are reflected in the Consolidated Statements of Earnings in the period in which determined. In spite of the variability inherent in such estimates, we believe that the liabilities for unpaid losses and LAE are adequate.
Premium and Receivables
We earn insurance premium written over the terms of the policies on a pro rata basis.  Unearned premium represents that portion of premium written which is applicable to the unexpired terms of policies in force.  On reinsurance assumed from other insurance companies or written through various underwriting organizations, we base unearned premium on reports received from such companies and organizations. We provide insurance and related services to individuals and small commercial accounts throughout the United States and offer a variety of payment plans. We establish an allowance for doubtful accounts based on the relationship, on a policy basis, between receivables and unearned premium, or an aging analysis of past due balances. We charge off premium due from insureds if not collected within 90 days of the policies' expiration or cancellation dates. However, even after we charge off premium, attempts to collect the premium continue.

Income Taxes
We file a consolidated federal income tax return, which includes all 80% and greater owned U.S. subsidiaries. We and our 80% and greater owned subsidiaries are parties to a tax allocation agreement, which designates how members of the tax group share tax payments. In general, each subsidiary agrees to pay us taxes computed on a separate company taxable income basis. We agree to pay each subsidiary for the tax benefit, if any, of net losses used by other members of the consolidated group.
We calculate deferred income taxes using the “asset and liability method.” Under this method, deferred income tax assets and liabilities are determined based on differences between financial reporting and tax basis and are measured using enacted tax rates. We recognize deferred tax assets if it is more likely than not that a benefit will be realized. We aggregate current and deferred tax assets and liabilities on the Consolidated Balance Sheets.
Property and Equipment
We report property and equipment balances at cost less accumulated depreciation. Property and equipment, which consists of land, buildings, leasehold improvements, computer equipment, capitalized software and furniture and fixtures, was $38.7 million at December 31, 2011, net of accumulated depreciation of $37.6 million. We compute depreciation over the estimated useful lives of the assets using the straight-line method. Property and equipment is a separate line item on the Consolidated Balance Sheets and we allocate the related expenses to one or more of the following line items on the Consolidated Statements of Earnings depending on the asset: losses and LAE, commissions and other underwriting expenses, corporate general and administrative expenses or other expenses.
Benefit Plans
We provide retirement benefits to qualified employees and healthcare and life insurance benefits to eligible retirees. We also provide post-employment benefits to former or inactive employees (primarily those on disability) who were not deemed retired under other company plans. The projected future cost of providing these benefits is expensed over the period the employees earn such benefits.

Fair Value	12 Months Ended
Dec. 31, 2011
Note 2. Fair Value [Abstract]
Fair Value Disclosures [Text Block]
Fair Value
Fair values of instruments are based on (i) quoted prices in active markets for identical assets (Level 1), (ii) quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active and model-derived valuations in which all significant inputs are observable in active markets (Level 2) or (iii) valuations derived from valuation techniques in which one or more significant inputs are unobservable in the marketplace (Level 3).
The following table presents for each of the fair value hierarchy levels our assets and liabilities that are measured at fair value on a recurring basis at December 31, 2011 (in thousands):

	Fair Value
	Level 1	Level 2	Level 3	Total
Cash and cash equivalents	$83,767	$0	$0	$83,767
Fixed maturity securities:
U.S. government	122,901	458	4,438	127,798
Government-sponsored entities	0	56,170	0	56,170
State and municipal	0	409,388	0	409,388
Mortgage-backed securities:				0
Residential	0	236,370	0	236,370
Commercial	0	20,369	0	20,369
Total mortgage-backed securities	$0	$256,739	$0	$256,739
Collateralized mortgage obligations	0	27,594	509	28,103
Asset-backed securities	0	48,628	0	48,628
Corporates	0	250,736	10,426	261,162
Total fixed maturities	$122,901	$1,049,712	$15,374	$1,187,987
Equity securities	36,929	0	0	36,930
Total	$243,598	$1,049,713	$15,374	$1,308,684
Percentage of total	18.6%	80.2%	1.2%	100.0%
Level 1 includes cash and cash equivalents, U.S. Treasury securities, an exchange-traded fund and equities invested in a rabbi trust. Level 2 securities are comprised of securities whose fair value was determined using observable market inputs. Level 3 securities are comprised of (i) securities for which there is no active or inactive market for similar instruments, (ii) securities whose fair value is determined based on unobservable inputs and (iii) securities, other than those backed by the U.S. Government, that are not rated by a nationally recognized statistical rating organization. Transfers between levels are recognized at the beginning of the reporting period.
A third party nationally recognized pricing service provides the fair value of securities in Level 2. We review the third party pricing methodologies quarterly and test for significant differences between the market price used to value the security and recent sales activity.

The following table presents the changes in the Level 3 fair value category for the twelve months ended December 31, 2011 (in thousands):

	For the twelve months ended
	December 31, 2011
	Government- Sponsored Entities	State and Municipal	Mortgage- Backed Securities	Collateralized Mortgage Obligations	Corporates	Total
Balance at beginning of period	$4,950	$0	$0	$1,043	$21,482	$27,476
Total gains or (losses), unrealized or realized
Included in net earnings	0	0	0	(2)	(322)	(324)
Included in other comprehensive income	41	24	39	20	1,027	1,151
Purchases	0	2,162	0	0	1,065	3,227
Sales	0	0	0	0	(206)	(206)
Settlements	(552)	0	(19)	(552)	(1,943)	(3,066)
Transfers in	0	0	1,747	0	0	1,747
Transfers out	0	(2,186)	(1,767)	0	(10,677)	(14,631)
Balance at end of period	$4,438	$0	$0	$509	$10,426	$15,374

Of the $15.4 million fair value of securities in Level 3, which consists of 14 securities, we priced 12 based on non-binding broker quotes. We manually calculated the price of the remaining securities, which have a combined fair value of $1.1 million, based on expected principal repayments from Bloomberg, the zero spot Treasury curve at December 31, 2011 and the average spreads to Treasury for the type and rating of the security being priced.

We transferred approximately $14.6 million of securities in Level 3 at December 31, 2010 to Level 2 during 2011 because we obtained a price for those securities from a third party nationally recognized pricing service. We transferred approximately $1.7 million of securities into Level 3 from Level 2 during 2011 because we could not obtain a price from a third party nationally recognized pricing service. There were no transfers between Levels 1 and 2 during 2011.

The gains or losses included in net earnings are included in the line item net realized gains (losses) on investments in the Consolidated Statements of Earnings. We recognize the net gains or losses included in other comprehensive income in the line item change in unrealized gain on investments or the line item change in non-credit component of impairment losses on fixed maturities in the Consolidated Statements of Changes in Shareholders’ Equity.
The following table presents the carrying value and estimated fair value of our financial instruments (in thousands):

	December 31, 2011		December 31, 2010
	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets:
Cash and cash equivalents	$83,767	$83,767	$63,605	$63,605
Available-for-sale securities
Fixed maturities	1,187,987	1,187,987	1,177,718	1,177,718
Equity securities	36,930	36,930	42,301	42,301
Total cash and investments	$1,308,684	$1,308,684	$1,283,624	$1,283,624
Liabilities:
Long-term debt	$194,810	$207,246	$194,729	$199,132
See Note 3 to the Consolidated Financial Statements for additional information on investments and Note 4 for additional information on long-term debt.

Investments	12 Months Ended
Dec. 31, 2011
Investments [Abstract]
Investments in Debt and Marketable Equity Securities (and Certain Trading Assets) Disclosure [Text Block]
Investments

We consider all fixed maturity and equity securities to be available-for-sale and report them at fair value with the net unrealized gains or losses reported after-tax (net of any valuation allowance) as a component of other comprehensive income. The proceeds from sales of securities for the twelve months ended December 31, 2011 were $262.2 million. These proceeds are net of $1.2 million of receivable for securities sold during 2011 that had not settled at December 31, 2011. The proceeds from sales of securities for the twelve months ended December 31, 2010 were $301.1 million. Gains or losses on securities are determined on a specific identification basis.
Summarized information for the major categories of our investment portfolio follows (in thousands):

	December 31, 2011
	Amortized Cost or Cost	Gross Unrealized Gains	Gross Unrealized Losses	OTTI Recognized in Accumulated OCI	Fair Value
Fixed maturities:
U.S. government	$124,378	$3,428	$(8)	$0	$127,798
Government-sponsored enterprises	55,220	958	(9)	0	56,170
State and municipal	391,436	18,016	(63)	0	409,388
Mortgage-backed securities:
Residential	225,506	10,878	(14)	0	236,370
Commercial	19,751	760	(142)	0	20,369
Total mortgage-backed securities	$245,257	$11,638	$(156)	$0	$256,739
Collateralized mortgage obligations	27,447	757	(9)	(93)	28,103
Asset-backed securities	48,403	368	(143)	0	48,628
Corporates	252,546	9,688	(1,004)	(68)	261,162
Total fixed maturities	$1,144,687	$44,853	$(1,391)	$(161)	$1,187,987
Equity securities	26,413	10,554	(38)	0	36,930
Total	$1,171,100	$55,408	$(1,429)	$(161)	$1,224,917

	December 31, 2010
	Amortized Cost or Cost	Gross Unrealized Gains	Gross Unrealized Losses	OTTI Recognized in Accumulated OCI	Fair Value
Fixed maturities:
U.S. government	$167,729	$2,897	$(340)	$0	$170,286
Government-sponsored enterprises	40,025	1,231	(104)	0	41,152
State and municipal	392,057	8,395	(3,170)	(287)	396,995
Mortgage-backed securities:
Residential	195,003	4,561	(1,533)	(416)	197,615
Commercial	34,095	1,083	(107)	0	35,070
Total mortgage-backed securities	$229,098	$5,644	$(1,640)	$(416)	$232,685
Collateralized mortgage obligations	41,530	1,011	(30)	(112)	42,398
Asset-backed securities	27,286	266	(64)	(1)	27,486
Corporates	256,079	11,080	(442)	0	266,717
Total fixed maturities	$1,153,802	$30,523	$(5,790)	$(817)	$1,177,718
Equity securities	29,333	12,987	(20)	0	42,301
Total	$1,183,135	$43,510	$(5,810)	$(817)	$1,220,019

The following table sets forth the amount of unrealized loss by investment category and length of time that individual securities have been in a continuous unrealized loss position (in thousands). These tables exclude unrealized losses of $37.7 thousand and $20.0 thousand at December 31, 2011 and December 31, 2010, respectively, on equities invested in a rabbi trust.

	Less than 12 Months				12 Months or More
December 31, 2011	Number of Securities with Unrealized Losses	Fair Value	Gross Unrealized Losses	Unrealized Losses as % of Cost	Number of Securities with Unrealized Losses	Fair Value	Gross Unrealized Losses	Unrealized Losses as % of Cost
Fixed maturities:
U.S. government	1	$557	$(8)	1.4%	0	$0	$0	0.0%
Government-sponsored enterprises	1	5,032	(9)	0.2%	0	0	0	0.0%
State and municipal	5	7,841	(36)	0.5%	2	2,885	(28)	0.9%
Mortgage-backed securities:
Residential	1	10,481	(14)	0.1%	0	0	0	0.0%
Commercial	2	1,926	(7)	0.4%	5	4,505	(135)	2.9%
Total mortgage-backed securities	3	$12,407	$(21)	0.2%	5	$4,505	$(135)	2.9%
Collateralized mortgage obligations	4	2,714	(9)	0.3%	1	509	(93)	15.5%
Asset-backed securities	6	13,653	(143)	1.0%	1	433	0	0.1%
Corporate	43	44,695	(1,057)	2.3%	1	721	(15)	2.0%
Total fixed maturities	63	$86,899	$(1,282)	1.5%	10	$9,053	$(271)	2.9%
Equity securities	0	0	0	0.0%	0	0	0	0.0%
Total	63	$86,899	$(1,282)	1.5%	10	$9,053	$(271)	2.9%

	Less than 12 Months				12 Months or More
December 31, 2010	Number of Securities with Unrealized Losses	Fair Value	Gross Unrealized Losses	Unrealized Losses as % of Cost	Number of Securities with Unrealized Losses	Fair Value	Gross Unrealized Losses	Unrealized Losses as % of Cost
Fixed maturities:
U.S. government	5	$13,700	$(340)	2.4%	0	$0	$0	0.0%
Government-sponsored enterprises	3	4,442	(104)	2.3%	0	0	0	0.0%
State and municipal	65	125,781	(3,457)	2.7%	0	0	0	0.0%
Mortgage-backed securities:
Residential	15	73,059	(1,949)	2.6%	0	0	0	0.0%
Commercial	6	9,846	(99)	1.0%	3	343	(8)	2.3%
Total mortgage-backed securities	21	$82,904	$(2,048)	2.4%	3	$343	$(8)	2.3%
Collateralized mortgage obligations	3	4,433	(30)	0.7%	2	1,043	(112)	9.7%
Asset-backed securities	2	1,487	(15)	1.0%	2	455	(50)	9.9%
Corporate	22	29,475	(442)	1.5%	0	0	0	0.0%
Total fixed maturities	121	$262,222	$(6,436)	2.4%	7	$1,841	$(170)	8.5%
Equity securities	0	0	0	0.0%	0	0	0	0.0%
Total	121	$262,222	$(6,436)	2.4%	7	$1,841	$(170)	8.5%

Gross unrealized losses at December 31, 2011 are primarily attributable to unrealized losses on investment grade corporate bonds, which have declined in value due to widening credit spreads to Treasury securities.
The determination of whether unrealized losses are “other-than-temporary” requires judgment based on subjective as well as objective factors. Factors we considered and resources we used in our determination include:

•	the intent to sell the security;

•	whether it is more likely than not that there will be a requirement to sell the security before its anticipated recovery;

•	whether the unrealized loss is credit-driven or a result of changes in market interest rates;

•	the length of time the security’s market value has been below its cost;

•	the extent to which fair value is less than cost basis;

•	historical operating, balance sheet and cash flow data contained in issuer SEC filings;

•	issuer news releases;

•	near-term prospects for improvement in the issuer and/or its industry;

•	industry research and communications with industry specialists; and

•	third-party research and credit rating reports.
We regularly evaluate for potential impairment each security position that has any of the following: a fair value of less than 95% of its book value, an unrealized loss that equals or exceeds $100,000 or one or more impairment charges recorded in the past. In addition, we review positions held related to an issuer of a previously impaired security.
The following table summarizes those securities, excluding the rabbi trust, with unrealized gains or losses:

	December 31, 2011	December 31, 2010
Number of positions held with unrealized:
Gains	583	466
Losses	73	128
Number of positions held that individually exceed unrealized:
Gains of $500,000	5	4
Losses of $500,000	0	0
Percentage of positions held with unrealized:
Gains that were investment grade	83%	75%
Losses that were investment grade	73%	91%
Percentage of fair value held with unrealized:
Gains that were investment grade	95%	93%
Losses that were investment grade	91%	98%

The following table sets forth the amount of unrealized losses, excluding the rabbi trust, by age and severity at December 31, 2011 (in thousands):

	Fair Value of Securities with Unrealized Losses	Total Gross Unrealized Losses	Less Than 5%*	5% - 10%*	Total Gross Greater Than 10%*
Age of Unrealized Losses:
Less than or equal to:
Three months	$48,746	$(363)	$(363)	$0	$0
Six months	28,808	(678)	(529)	(149)	0
Nine months	4,951	(116)	(88)	(29)	0
Twelve months	4,394	(125)	(67)	(58)	0
Greater than twelve months	9,053	(271)	(107)	(70)	(93)
Total	$95,952	$(1,553)	$(1,154)	$(306)	$(93)

*	As a percentage of amortized cost or cost.
The change in unrealized gains (losses) on securities included the following (in thousands):

	Pretax
	Fixed Maturities[1]	Equity Securities	Tax Effects	Net
December 31, 2011
Unrealized holding gains (losses) on securities arising during the period	$25,233	$299	$(8,936)	$16,596
Realized (gains) losses included in net earnings	(7,295)	(2,750)	3,516	(6,529)
Impairment losses recognized in net earnings	1,447	0	(506)	940
Change in unrealized gain (loss) on securities, net	$19,384	$(2,451)	$(5,927)	$11,007
December 31, 2010
Unrealized holding gains (losses) on securities arising during the period	$12,521	$5,776	$(6,404)	$11,893
Realized (gains) losses included in net earnings	(12,423)	(921)	4,670	(8,674)
Impairment losses recognized in net earnings	2,902	4	(1,017)	1,889
Change in unrealized gain (loss) on securities, net	$3,000	$4,859	$(2,751)	$5,108
December 31, 2009
Unrealized holding gains (losses) on securities arising during the period	$35,971	$8,220	$(15,467)	$28,724
Realized (gains) losses included in net earnings	(4,914)	(112)	1,759	(3,267)
Impairment losses recognized in net earnings	19,850	0	(6,948)	12,903
Change in unrealized gain (loss) on securities, net	$50,907	$8,108	$(20,655)	$38,360

(1)
The change in unrealized gains (losses) for the year ended December 31, 2009 excludes a $38.1 million reclassification of the non-credit component of previously recognized impairments from retained earnings to accumulated other comprehensive income.

For fixed maturity securities that are other-than-temporarily impaired, we assess our intent to sell and the likelihood that we will be required to sell the security before recovery of our amortized cost. If a fixed maturity security is considered other-than temporarily impaired but we do not intend to and are not more than likely to be required to sell the security before our recovery to amortized cost, we separate the amount of the impairment into a credit loss component and the amount due to all other factors. The excess of the amortized cost over the present value of the expected cash flows determines the credit loss component of an impairment charge on a fixed maturity security. The present value is determined using the best estimate of cash flows discounted at (1) the effective interest rate implicit at the date of acquisition for non-structured securities or (2) the book yield for structured securities. The techniques and assumptions for determining the best estimate of cash flows vary depending on the type of security. We recognize the credit loss component of an impairment charge in net earnings and the noncredit component in accumulated other comprehensive income. If we intend to sell or will, more likely than not, be required to sell a security, we treat the entire amount of the impairment as a credit loss.

The following table is a progression of credit losses on fixed maturity securities that were bifurcated between a credit and noncredit component (in thousands):

	2011	2010
Balance at beginning of year	$1,828	$3,136
Additions for:
Previously impaired securities	37	1,851
Newly impaired securities	705	162
Reductions for securities sold and paydowns	(842)	(3,025)
Securities that no longer have a non-credit component	0	(296)
Balance at end of year	$1,728	$1,828

The table below sets forth the scheduled maturities of fixed maturity securities at December 31, 2011, based on their fair values
(in thousands). We report securities that do not have a single maturity date at average maturity. Actual maturities may differ from contractual maturities because certain securities may be called or prepaid by the issuers.

					Amortized
	Fair Value				Cost
Maturity	Securities with Unrealized Gains	Securities with Unrealized Losses	Securities with No Unrealized Gains or Losses	All Fixed Maturity Securities	All Fixed Maturity Securities
One year or less	$78,700	$0	$0	$78,700	$77,707
After one year through five years	413,987	39,278	1,109	454,374	439,834
After five years through ten years	251,260	18,900	0	270,160	256,682
After ten years	47,731	3,553	0	51,284	49,357
Mortgage-backed, asset-backed and collateralized mortgage obligations	299,248	34,221	0	333,469	321,107
	$1,090,926	$95,952	$1,109	$1,187,987	$1,144,687

Net Investment Income
The following table shows investment income earned and investment expenses incurred (in thousands):

	Twelve months ended December 31,
	2011	2010	2009
Investment income:
Interest income on fixed maturities, cash and cash equivalents	$41,900	$45,813	$50,567
Dividends on equity securities	693	853	782
Gross investment income	$42,593	$46,666	$51,349
Investment expenses	(2,036)	(2,033)	(1,930)
Net investment income	$40,557	$44,633	$49,418

Long-Term Debt	12 Months Ended
Dec. 31, 2011
Long-term Debt, Unclassified [Abstract]
Long-term Debt [Text Block]
Long-Term Debt

In February 2004, we issued $200 million principal of senior notes due February 2014 (the “Senior Notes”). The Senior Notes
accrue interest at an effective yield of 5.55% and bear a coupon of 5.5%, payable semiannually. At the time we issued the Senior Notes, we capitalized $2.1 million of debt issuance costs, which we are amortizing over the term of the Senior Notes. During 2009, we repurchased $5.0 million of our debt, bringing the outstanding principal to $195.0 million. We calculated the December 31, 2011 fair value of $207.2 million using a 210 basis point spread to the three-year U.S. Treasury Note of 0.355%.

We paid interest on long-term debt of $10.7 million, $10.7 million and $11.0 million for the twelve months ended December 31, 2011, 2010 and 2009, respectively.

In August 2011, we renewed our agreement for a $50 million three-year revolving credit facility (the “Credit Agreement”) that requires us to meet certain financial and other covenants. We are currently in compliance with all covenants under the Credit
Agreement. At December 31, 2011, there were no borrowings outstanding under the Credit Agreement.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Tax Disclosure [Text Block]
Income Taxes
In the years 2011, 2010 and 2009, we paid $9.2 million, $44.0 million and $37.0 million, respectively, in taxes. The following is a reconciliation of income taxes at the statutory rate of 35.0% to the effective provision for income taxes as shown in the Consolidated Statements of Earnings (in thousands):

	Year ended December 31,
	2011	2010	2009
Earnings before income taxes	$53,624	$127,882	$111,688
Income taxes at statutory rate	18,768	44,759	39,091
Effect of:
Dividends-received deduction	(145)	(167)	(163)
Tax-exempt interest	(3,510)	(3,559)	(2,566)
Adjustment to valuation allowance	(3,507)	(4,173)	4,347
Other	184	(39)	33
Provision for income taxes as shown on the Consolidated Statements of Earnings	$11,791	$36,820	$40,742
GAAP effective tax rate	22.0%	28.8%	36.5%
The total income tax provision (benefit) consists of (in thousands):

	2011	2010	2009
Current	$12,416	$36,836	$41,801
Deferred	(625)	(15)	(1,059)
Provision for income taxes	$11,791	$36,820	$40,742
We generated capital losses in 2009 and, as of December 31, 2011, we fully utilized the capital loss carryforward. This resulted in the release, through current tax expense, of the valuation allowance that we previously maintained on the capital loss carryforward.
As of December 31, 2011, deferred taxes relating to the OTTI reserve have been fully offset by a valuation allowance. Therefore, in the future, the tax benefit from any change in the OTTI reserve will be reflected in current tax expense and will affect the effective tax rate calculation for that period.

Deferred income tax assets and liabilities reflect temporary differences between the carrying amounts of assets and liabilities recognized for financial purposes and the amounts recognized for tax purposes. The significant components of deferred tax assets and liabilities included in the Consolidated Balance Sheets were as follows (in thousands):

	As of December 31,
	2011	2010
Deferred tax assets:
Discount on loss reserves	$8,908	$9,206
Unearned premium reserve	33,068	29,084
Net capital loss carryforward	0	2,383
Investment securities – basis differences OTTI	6,402	7,537
Bad debts	4,762	4,340
Accrued bonuses	2,908	1,752
Deferred compensation	3,879	3,207
Other	5,826	6,936
Gross deferred tax assets	$65,753	$64,445
Valuation allowance for capital loss carryforward	0	(2,383)
Valuation allowance for OTTI	(6,402)	(7,537)
Valuation allowance for deferred tax assets	(213)	(213)
	$59,138	$54,312
Deferred tax liabilities:
Deferred policy acquisition costs	$(28,025)	$(24,474)
Investment securities – unrealized gains	(18,836)	(12,909)
Other	(1,818)	(1,265)
Total deferred tax liabilities	$(48,679)	$(38,648)
Net deferred tax assets	$10,459	$15,664
Current income taxes payable	270	2,518
Current and deferred income taxes	$10,728	$18,183

We have reduced the gross deferred tax asset by a valuation allowance based on an analysis of the likelihood of realization of the portion of the basis difference on securities relating to the OTTI reserve. Factors considered in assessing the need for a valuation allowance for ordinary or capital loss items include: (i) the likelihood of generating larger amounts of taxable income in the future to allow for the utilization of deductible temporary differences, (ii) sufficient operating income in prior years against which operating loss carrybacks could be utilized and (iii) opportunities to generate taxable income from sales of appreciated assets to allow for the utilization of net capital loss carryforward. We review the likelihood of realizing deferred tax assets periodically and make any adjustment required to the valuation allowance in the period in which the developments on which they are based become known.

We did not have any gross unrecognized tax benefits that would exceed a materiality threshold and therefore, there was no reduction to Retained Earnings in our Consolidated Balance Sheets at January 1, 2011. The gross unrecognized tax benefit did not exceed the materiality threshold as of December 31, 2011.

Computation of Earnings per Share	12 Months Ended
Dec. 31, 2011
Computation of Earnings per Share [Abstract]
Earnings Per Share [Text Block]
Computation of Earnings per Share
The following table illustrates our computations of basic and diluted earnings per common share (in thousands, except per share figures):

	Twelve months ended December 31,
	2011	2010	2009
Net earnings	$41,833	$91,062	$70,946
Average basic shares outstanding	12,111	12,843	13,658
Basic earnings per share	$3.45	$7.09	$5.19

Average basic shares outstanding	12,111	12,843	13,658
Restricted stock not vested	72	72	72
Dilutive effect of assumed option exercises	117	146	136
Dilutive effect of performance shares	114	109	3
Average diluted shares outstanding	12,414	13,170	13,870
Diluted earnings per share	$3.37	$6.91	$5.12

Share-Baed Compensation	12 Months Ended
Dec. 31, 2011
Share-based Compensation [Abstract]
Disclosure of Compensation Related Costs, Share-based Payments [Text Block]
Share-Based Compensation
Restricted Stock Plan

We established the Restricted Stock Plan in 2002 and amended it on July 31, 2007. There are 500,000 shares of our common stock reserved for issuance under the Restricted Stock Plan, of which we have issued 278,843 shares as of December 31, 2011.
We expense the fair value of shares issued under the Restricted Stock Plan over the vesting periods of the awards based on the market value of our stock on the date of grant.

The following table sets forth the restricted stock activity for the year ended December 31, 2011:

Restricted Stock	Number of Shares	Weighted-average Grant Date Fair Value
Non-vested as of January 1, 2011	72,234	$44.04
Granted	72,234	$49.44
Vested	(72,234)	$44.04
Forfeited	0
Non-vested as of December 31, 2011	72,234	$49.44

On July 31, 2007, our Compensation Committee (“Committee”) approved the grant of 72,234 shares of restricted stock to certain officers under the Restricted Stock Plan. These shares of restricted stock vested in full on July 31, 2011. On August 2,
2011, the Committee approved the grant of an additional 72,234 shares of restricted stock to certain officers under the
Restricted Stock Plan. These shares will vest in full on August 2, 2014. During the vesting period, the shares of restricted stock will not have voting rights and will accrue dividends, which we will not pay until the shares have vested. We treat the restricted shares as issued and outstanding for calculation of diluted earnings per share only. Until fully vested, we will not consider the shares issued and outstanding for purposes of the basic earnings per share calculation.
Non-employee Directors’ Stock Ownership Plan

In May 2005, our shareholders approved the Non-employee Directors’ Stock Ownership Plan (“Directors’ Plan”). The purpose of the Directors’ Plan is to include our common stock as part of the compensation provided to our non-employee directors and to provide for stock ownership requirements for our non-employee directors. There are 200,000 shares of our common stock reserved for issuance under the Directors’ Plan, of which we have issued 43,959 shares as of December 31, 2011. Under the terms of the Directors’ Plan, we grant shares on or about June 1 of each year and we restrict these shares from sale or transfer by any recipient for six months from the date of grant. In June of 2011, 2010 and 2009, we issued 6,657, 7,672 and 9,583 shares of our common stock, respectively, valued pursuant to the Directors’ Plan at $350,000, $350,000 and $350,000, to our non-employee directors. We treat participants’ shares as issued and outstanding for basic and diluted earnings per share calculations.

Employee Stock Purchase Plan

We established our Employee Stock Purchase Plan (“ESPP”) in 2004 and amended and restated it on August 3, 2010. Under the
ESPP, all eligible full-time employees may purchase shares of our common stock at a 15% discount to the current market price.
Employees may allocate up to 25% of their base salary with a maximum annual participation amount of $25,000. If a participant sells any shares purchased under the ESPP within one year, we preclude that employee from participating in the
ESPP for one year from the date of sale. The source of shares issued to participants is treasury shares or authorized but previously unissued shares. The maximum number of shares that we may issue under the ESPP may not exceed 1,000,000, of which we have issued 47,410 as of December 31, 2011. Our ESPP is qualified under Section 423 of the Internal Revenue Code of 1986, as amended. We treat participants’ shares as issued and outstanding for basic and diluted earnings per share calculations.
Performance Share Plan

Our shareholders approved the Performance Share Plan (“PSP”) on May 20, 2008 and an amended and restated PSP on
May 26, 2010. The purpose of the PSP is to align further the interest of management with our long-term shareholders by including performance-based compensation, payable in shares of common stock, as a component of an executive’s annual compensation. The Committee administers the PSP and will (i) establish the performance goals, which may include but are not limited to, combined ratio, premium growth, growth within certain specific geographic areas and earnings per share or return on equity over the course of the upcoming three year period, (ii) determine the PSP participants, (iii) set the performance share units to be awarded to such participants, and (iv) set the rate at which performance share units will convert to shares of common stock based upon attainment of the performance goals. The number of shares of common stock that we may issue under the PSP is limited to 500,000 shares. In April 2011, we issued 32,957 shares under the PSP.
Stock Option Plan
We established our Stock Option Plan (the “SOP”) with 2,000,000 shares (subject to anti-dilution provisions) of our common stock reserved for issuance under the SOP. The Committee administers the plan. Each member of the Committee is an “outside director,” as defined under Section 162(m) of the Code and is a “Non-employee Director” as defined in Rule 16b-3(b) promulgated under the Securities Exchange Act of 1934.
We amended and restated the SOP on May 20, 2008 to prohibit any future grant of stock options from the plan after that date. We amended the plan again on August 2, 2011. We have not granted options under this plan since 2004. We generally granted options with an exercise price equal to the closing price of our stock at the date of grant with a 10-year contractual life. All of the options under this plan have fully vested. Subject to specific limitations contained in the SOP, our Board of Directors has the ability to amend, suspend or terminate the plan at any time without shareholder approval. The SOP will continue in effect until the exercise or expiration of all options granted under the plan.
We used the modified Black-Scholes model to estimate the value of employee stock options on the date of grant that used the assumptions noted below. We base expected volatilities on historical volatilities of our stock. We judgmentally selected the expected option life to be 7.5 years, which is also the midpoint between the last vesting date and the end of the contractual term. We based the risk-free rate for periods within the contractual life of the options on the U.S. Treasury yield curve in effect at the time of grant. We based the dividend yield on expected dividends at the time of grant.
Optionees must make payment for shares purchased upon exercise of an option in cash. Optionees are permitted to make payment by delivery of shares of common stock already owned by the optionee having a fair market value equal to the cash option price of the shares, by assigning the proceeds of a sale or loan with respect to some or all of the shares being acquired (subject to applicable law), by a combination of the foregoing or by any other method. We have a policy of issuing new stock for the exercise of stock options.
Persons who received options incurred no federal income tax liability at the time of grant. Persons exercising nonqualified options recognize taxable income, and we have a tax deduction at the time of exercise to the extent of the difference between market price on the day of exercise and the exercise price. Persons exercising incentive stock options defer the recognition of taxable income until they sell the underlying common stock. Sales within two years of the date of grant or one year of the date of exercise result in taxable income to the holder and a deduction for us, both measured by the difference between the market price at the time of sale and the exercise price. Sales after such period are treated as capital transactions to the holder, and we receive no deduction. The foregoing is only a summary of the federal income tax rules applicable to options granted under the plan and is not intended to be complete. In addition, this summary does not discuss the effect of the income or other tax laws of any state or foreign country in which a participant may reside.

There were no options granted during 2011, 2010 or 2009. We estimated the weighted-average grant date fair value of options granted during 2004 and 2003 using the modified Black-Scholes valuation model and the following weighted-average assumptions:

	2004 Grants	2003 Grants
Weighted-average grant date fair value	$13.87	$5.97
Dividend yield	0.7%	1.4%
Expected volatility	33.0%	33.0%
Risk-free interest rate	4.3%	4.0%
Expected life	7.5 years	7.5 years
Weighted-average grant exercise price	$33.56	$16.11
Outstanding as of December 31, 2011	79,050	113,405
The following table describes activity for our SOP for the twelve-month period ended December 31, 2011:

Options	Number of Options	Weighted- Average Exercise Price	Weighted- Average Remaining Term (in years)	Aggregate Intrinsic Value (a) (in millions)
Outstanding as of January 1, 2011	238,758	$22.52
Granted	0
Exercised	(46,303)	18.88
Forfeited	0
Outstanding as of December 31, 2011	192,455	$23.40	1.55	$6.4
Vested as of December 31, 2011	192,455	$23.40	1.55	$6.4
Exercisable as of December 31, 2011	192,455	$23.40	1.55	$6.4

(a)	The intrinsic value for the stock options is calculated based on the difference between the exercise price of the underlying awards and our closing stock price as of the reporting date.
Cash received from option exercises for the years ended December 31, 2011, 2010 and 2009 were $0.9 million, $0.9 million and $0.5 million, respectively. The total intrinsic value of options exercised during the years ended December 31, 2011, 2010 and 2009, was approximately $1.8 million, $1.9 million and $0.6 million, respectively.
The total fair value of stock options that vested during the year ended December 31, 2009 was approximately $0.5 million. No stock options vested during 2010 or 2011.

The amount of total compensation cost, by plan, for share-based compensation arrangements is as follows (in thousands):

	Twelve months ended December 31,
	2011		2010		2009
	Expense Recognized in Income	Tax Benefit	Expense Recognized in Income	Tax Benefit	Expense Recognized in Income	Tax Benefit
Restricted Stock Plan	$960	$336	$795	$278	$795	$278
Non-employee Directors’ Stock Ownership Plan	350	123	350	123	350	123
Employee Stock Purchase Plan	42	0	36	0	33	0
Performance Share Plan	2,872	1,005	2,330	816	218	76
Stock Option Plan	0	0	0	0	(43)	(15)
Total	$4,224	$1,464	$3,511	$1,216	$1,353	$462

Benefit Plans	12 Months Ended
Dec. 31, 2011
Benefit Plans [Abstract]
Pension and Other Postretirement Benefits Disclosure [Text Block]
Benefit Plans
We provide retirement benefits for all eligible employees by matching contributions made on participants' discretionary basis to participants' accounts in our qualified 401(k) Retirement Plan. Eligible employees may contribute up to a maximum of the lesser of $16,500 per year or 25% of the participant's salary in 2011. Participants age 50 or over at the end of the calendar year may make an additional elective deferral contribution of up to $5,500 for 2011. These additional contributions (commonly referred to as catch-up contributions) are not subject to the general limits that apply to 401(k) plans. The matching percentage made by us was 100% of participants' contributions up to a ceiling of 4% and 50% of the next 2% of contributions with a maximum match of $12,250 in 2011. The plan expense was $4.0 million, $3.7 million and $3.4 million for the twelve-month periods ended December 31, 2011, 2010 and 2009, respectively.
Our Supplemental Employee Retirement Plan (“SERP”) is a non-qualified deferred compensation plan that enables eligible employees to contribute and to receive employer-matching contributions that the provisions of the 401(k) Retirement Plan or laws preclude due to limits on compensation. We amended the SERP effective January 1, 2010 to permit participants to make contributions and to permit us to make matching contributions on compensation that exceeds the statutory annual compensation limit of $245,000 for qualified defined contribution plans. We contributed $0.1 million to the SERP for each of the years ended December 31, 2011 and 2010. We did not contribute to the SERP for 2009. We maintain a rabbi trust that includes investments to fund the SERP. As of December 31, 2011, investments in the rabbi trust totaled $0.7 million. We reflected these investments at fair value as equity securities on the Consolidated Balance Sheets.
We maintain a non-qualified deferred compensation plan for certain highly compensated employees, which permits the participants to defer a portion of their salaries and bonuses. The deferred amounts accrue interest at our approximate long-term borrowing rate. The deferred amounts are our general obligation liability and amounted to $11.1 million, $9.2 million and $7.3 million at December 31, 2011, 2010 and 2009, respectively. We credited interest of approximately $0.5 million, $0.5 million and $0.4 million for these same periods.
We also provide post-retirement medical and life insurance benefits to certain eligible retirees. During 2006, we determined that the benefits provided under this plan were actuarially equivalent to those benefits provided by the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (“MMA”). Our calculation of the accumulated post-retirement benefit obligation (“APBO”) as of December 31, 2011, 2010 and 2009 does not reflect the government subsidy provided by the MMA, other than as reflected in the insured over 65 rates going forward.
Unrecognized actuarial gains of $519,126 ($337,432 net of tax) that have not yet been recognized in net periodic post-retirement benefit cost are included in accumulated other comprehensive income at December 31, 2011. The actuarial gain included in accumulated other comprehensive income expected to be recognized in net periodic post-retirement benefit income during the fiscal year ended December 31, 2012 is $22,785 ($14,810 net of tax).
We recognized the unfunded status of the APBO plan of $3.5 million at December 31, 2011 in the Consolidated Balance Sheets. We expect no plan assets to be returned to us during the fiscal year ended December 31, 2012.
The following tables show data related to the APBO plan (in thousands):

	2011	2010
Net benefit obligation at beginning of year	$3,305	$3,223
Service cost	102	91
Interest cost	164	170
Participant contributions	39	39
Assumption change	357	102
Actuarial (gain) loss	(149)	(24)
Gross benefits paid	(292)	(297)
Net benefit obligation at end of year	$3,526	$3,305

	2011	2010	2009
Weighted-average assumptions used to determine benefit obligations
Discount rate	4.00%	5.15%	5.49%
Healthcare cost trend on covered charges	9.0% decreasing to 5.0% in 2031	10.0% decreasing to 5.0% in 2031	12.0% decreasing to 5.0% in 2031
The following table discloses the components of net periodic post-retirement benefit cost (in thousands):

	2011	2010	2009
Service cost	$102	$91	$104
Interest cost	164	170	172
Amortization of prior service cost	0	(27)	(67)
Amortization of net cumulative (gain)/loss	(63)	(80)	(84)
Net periodic post-retirement benefit cost	$202	$155	$126
The following table discloses the effects of a hypothetical one percentage point increase and the effects of a hypothetical one percentage point decrease in the assumed healthcare trend rate (in thousands):

	2011	2010	2009
A one percentage point hypothetical change in the assumed healthcare trend rate would have the following effect on the post-retirement benefit obligations:
1% increase	$311	$270	$254
1% decrease	(276)	(242)	(229)
A one percentage point hypothetical change in the assumed healthcare trend rate would have the following effect on the aggregate of the service and interest cost components of net periodic post-retirement healthcare benefit costs:

1% increase	$35	$31	$29
1% decrease	(29)	(27)	(25)

The following table reconciles the beginning and ending balances of the fair value of plan assets for the years ended December 31, 2011, 2010 and 2009 (in thousands):

	2011	2010
Fair value of plan assets at beginning of year	$0	$0
Employer contributions	253	258
Participant contributions	39	39
Gross benefits paid	(292)	(297)
Fair value of plan assets at end of year	$0	$0
The following table presents the funded status and the amounts recognized in the Consolidated Balance Sheets (in thousands):

	2011	2010
Fair value of plan assets	$0	$0
Benefit obligations	(3,526)	(3,305)
Funded status at end of year	$(3,526)	$(3,305)
Contributions made after the measurement date	0	0
Unrecognized actuarial net (gain) loss	0	0
Unrecognized prior service cost	0	0
Net amount recognized at end of year	$(3,526)	$(3,305)
The following table presents the ten-year forecast and best estimate of expected benefit payments (in thousands):

	2011		2010		2009
2012	$241	2011	$253	2010	$258
2013	250	2012	260	2011	266
2014	258	2013	268	2012	269
2015	258	2014	267	2013	276
2016	264	2015	271	2014	272
2017-2021	1,318	2016-2020	1,371	2015-2019	1,370
Ten Year Total	$2,590		$2,690		$2,710
Our best estimate of contributions expected to be paid to the plan during the fiscal year beginning January 1, 2012 is $0.2 million.

Quarterly Operating Results	12 Months Ended
Dec. 31, 2011
Note 9. Quarterly Operating Results (Unaudited) [Abstract]
Quarterly Financial Information [Text Block]
Quarterly Operating Results (Unaudited)
While we recognize insurance premium on a relatively level basis, claim losses related to adverse weather (snow, hail, hurricanes, tornadoes, etc.) may be seasonal. Quarterly results rely heavily on estimates and are not necessarily indicative of results for longer periods.
The following are quarterly results of our consolidated operations for the three years ended December 31, 2011 (in thousands, except per share amounts):

	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Total Year
2011
Revenues	$252,288	$264,209	$266,127	$289,992	$1,072,616
Net earnings	10,231	6,825	6,733	18,044	41,833
Earnings per share:
Basic	$0.83	$0.56	$0.56	$1.53	$3.45
Diluted	0.81	0.54	0.55	1.49	3.37
2010
Revenues	$222,929	$237,315	$251,669	$249,363	$961,276
Net earnings	17,765	15,673	29,517	28,107	91,062
Earnings per share:
Basic	$1.33	$1.20	$2.35	$2.26	$7.09
Diluted	1.30	1.17	2.29	2.20	6.91
2009
Revenues	$222,232	$226,075	$210,357	$224,759	$883,424
Net earnings	10,495	17,149	8,358	34,943	70,946
Earnings per share:
Basic	$0.75	$1.26	$0.62	$2.59	$5.19
Diluted	0.74	1.24	0.61	2.55	5.12
Realized gains (losses) on investments amounted to:
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Total Year
2011	$2,923	$1,959	$722	$2,995	$8,598
2010	(455)	44	7,991	2,858	10,438
2009	(6,127)	170	(12,113)	3,246	(14,824)

Insurance Reserves	12 Months Ended
Dec. 31, 2011
Insurance Reserves [Abstract]
Liability for Future Policy Benefits and Unpaid Claims Disclosure [Text Block]
Insurance Reserves
Our insurance reserves consist of business produced directly by our wholly owned insurance subsidiaries, the Assumed Agency Business and two other unaffiliated insurance companies.
Incurred but not reported (“IBNR”) reserves for the direct and Assumed Agency Business are established for the quarter and year-end based on a quarterly reserve analysis by our actuarial staff. Various standard actuarial tests are applied to subsets of the business at a state, product and coverage basis. Included in the analyses are the following:

•	Paid and incurred extrapolation methods utilizing paid and incurred loss development to predict ultimate losses,

•
Paid and incurred frequency and severity methods utilizing paid and incurred claims count development and paid and incurred claims cost development to predict ultimate average frequency (i.e. claims count per auto insured) or ultimate average severity (cost of claim per claim) and

•	Paid and incurred Bornhuetter-Ferguson methods adding expected development to actual paid or incurred experience to project ultimate losses.

For each subset of the business evaluated, each test generates a point estimate based on development factors applied to known paid and incurred claims and claim counts to estimate ultimate paid claims and claim counts. Selections of development factors are based on historical loss development patterns with adjustment based on professional actuarial judgment where anticipated development patterns vary from those seen historically. Deviations from historical loss development patterns may occur due to changes in items such as claims settlement and payment practices, business mix, coverage limits and deductibles, inflation trends in auto repair and medical costs and legal and regulatory trends affecting claims settlements. This estimation of IBNR requires selection of hundreds of such factors. A single point estimate for the subset being evaluated is then selected from the results of various tests, based on a combination of simple averages of the point estimates of the various tests and selections based on professional actuarial judgment. During recent years, paid methods have been less reliable because of changes in settlement practices, so we have more heavily relied on incurred methods.
The following table provides an analysis of changes in the liability for losses and LAE, net of reinsurance:

(in thousands)	2011	2010	2009
Balance at Beginning of Period
Unpaid losses on known claims	$180,334	$164,134	$179,530
IBNR losses	164,140	193,790	196,891
LAE	133,359	151,191	168,335
Total unpaid losses and LAE	477,833	509,114	544,756
Reinsurance recoverables	(16,521)	(17,715)	(20,516)
Unpaid losses and LAE, net of reinsurance recoverables	461,312	491,399	524,241
Current Activity
Loss and LAE incurred:
Current accident year	763,109	680,612	629,542
Prior accident years	4,519	(73,903)	(65,382)
Total loss and LAE incurred	767,629	606,709	564,160
Loss and LAE payments:
Current accident year	(459,798)	(400,144)	(351,914)
Prior accident years	(288,379)	(236,652)	(245,087)
Total loss and LAE payments	(748,177)	(636,796)	(597,002)
Balance at End of Period
Unpaid losses and LAE, net of reinsurance recoverables	480,764	461,312	491,399
Add back reinsurance recoverables	14,640	16,521	17,715
Total unpaid losses and LAE	$495,403	$477,833	$509,114
Unpaid losses on known claims	$181,972	$180,334	$164,134
IBNR losses	177,645	164,140	193,790
LAE	135,787	133,359	151,191
Total unpaid losses and LAE	$495,403	$477,833	$509,114
An increase in severity in Florida personal injury protection coverage related to accident year 2010 was the primary source of the $4.5 million of unfavorable development during the twelve months ended December 31, 2011.
During calendar year 2010, we experienced $73.9 million of favorable reserve development primarily from loss and LAE reserves relating to bodily injury coverage in the California, Connecticut, Florida and Pennsylvania nonstandard programs as well as in the Commercial Vehicle program.
During calendar year 2009 we experienced $65.4 million of favorable development, primarily from loss and LAE reserves relating to bodily injury and property damage coverages in the California, Florida and Pennsylvania nonstandard programs.

Reinsurance	12 Months Ended
Dec. 31, 2011
Reinsurance [Abstract]
Reinsurance [Text Block]
Reinsurance
The following table shows written and earned premium included in income for reinsurance assumed and amounts deducted from written and earned premium in connection with reinsurance ceded (in thousands):

Year	Direct Written Premium	Reinsurance Assumed	Reinsurance Ceded	Net Written Premium	% of Amount Assumed to Net
2011	$1,082,458	$8	$(6,490)	$1,075,976	0.0%
2010	952,417	9	(5,558)	946,869	0.0%
2009	848,690	121	(4,943)	843,869	0.0%
Year	Direct Earned Premium	Reinsurance Assumed	Reinsurance Ceded	Net Earned Premium	% of Amount Assumed to Net
2011	$1,025,302	$7	$(6,249)	$1,019,060	0.0%
2010	911,108	15	(5,204)	905,919	0.0%
2009	852,856	313	(4,779)	848,391	0.0%
Assumed Reinsurance
Assumed business consists of two components:
(i) The Assumed Agency Business and, to a lesser extent, business assumed from other unaffiliated insurance companies; and
(ii) Business assumed from involuntary pools and associations.
For the twelve months ended December 31, 2009, we assumed $0.1 million of written premium from GAI for the Assumed Agency Business under a reinsurance agreement effective January 1, 2003 as explained in more detail in Note 1 to the Consolidated Financial Statements. We assumed no premium from GAI in 2010 or 2011. In addition, at December 31, 2011, 2010 and 2009, we assumed $5.8 million, $6.8 million and $13.9 million, respectively, of total unpaid losses and LAE, respectively, from GAI.
At December 31, 2011, 2010 and 2009, we assumed $8.3 million, $8.5 million and $8.7 million, respectively, of assumed unpaid losses and LAE as part of fronting arrangements under which we utilized these companies' insurance licenses to write business while assuming substantially all of that business back from these carriers.
Although the business was issued on GAI's and these other unaffiliated companies' policies, we manage the claims adjusting and loss reserving for this business.

During the twelve months ended December 31, 2011, 2010 and 2009, we assumed, from involuntary pools and associations, premium and unpaid losses and LAE of less than $0.1 million each.
Ceded Reinsurance

We use excess of loss, catastrophe and extra-contractual loss reinsurance to mitigate the financial impact of large or catastrophic losses. During 2010, the catastrophe reinsurance provided protection for losses up to $15 million in excess of $5 million for any single event. Effective April 1, 2011, we added an additional layer of catastrophe reinsurance that covers
75% of $5 million of losses in excess of $20 million for any single event. For 2012, we have increased our catastrophe reinsurance protection to cover 100% of $25 million in excess of $5 million. Our excess of loss reinsurance provides reinsurance protection for commercial auto losses up to $700,000 for claims in excess of $300,000 per occurrence. Our extra-contractual loss reinsurance provides protection for losses up to $15 million in excess of $5 million for any single extra-contractual loss. We also use reinsurance to mitigate losses on our Classic Collector business.
Ceded reinsurance for all programs reduced our incurred losses and LAE by $1.0 million, $2.6 million and $2.1 million for the twelve months ended December 31, 2011, 2010 and 2009, respectively.

Statutory Information	12 Months Ended
Dec. 31, 2011
Statutory Information [Abstract]
Statutory Accounting Practices Disclosure [Table Text Block]
Statutory Information
Insurance companies are required to file financial statements with state insurance regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Net earnings and policyholders’ surplus on a statutory basis were as follows (in thousands):

Net Earnings			Policyholders’ Surplus
2011	2010	2009	2011	2010
$37,288	$96,870	$105,733	$531,214	$481,461
For the twelve-month periods ended December 31, 2011, 2010 and 2009, statutory results differed from net earnings on a GAAP basis primarily due to the amortization of deferred acquisition costs, the basis difference in realized gains and holding company expenses, including interest. Net earnings for 2011, 2010 and 2009 include $(1.0) million, $0.4 million and $0.5 million, respectively, related to the two subsidiaries sold as of D

Legal and Regulatory Proceedings	12 Months Ended
Dec. 31, 2011
Legal and Regulatory Proceedings [Abstract]
Legal Matters and Contingencies [Text Block]
Legal and Regulatory Proceedings
From time to time, we and our subsidiaries are named as defendants in various lawsuits incidental to our insurance operations. We consider legal actions relating to claims made in the ordinary course of seeking indemnification for a loss covered by the insurance policy in establishing loss and LAE reserves.
We also face in the ordinary course of business lawsuits that seek damages beyond policy limits, commonly known as extra-contractual claims, as well as class action and individual lawsuits that involve issues not unlike those facing other insurance companies and employers. We continually evaluate potential liabilities and reserves for litigation of these types using the criteria established by the Contingencies topic of the FASC. Under this guidance, we may only record reserves for a loss if the likelihood of occurrence is probable and we can reasonably estimate the amount. If a material loss, while not probable, is judged to be reasonably possible, we will disclose, if it can be estimated, a possible range of loss or state that an estimate cannot be made. We consider each legal action using this guidance and record reserves for losses as warranted by establishing a reserve captured within our Consolidated Balance Sheets line-items “Unpaid losses and LAE” for extra-contractual claims and “Other liabilities” for class action and other non-claims related lawsuits. We record amounts incurred on the statements of earnings within “Losses and LAE” for extra-contractual claims and “Other expenses” for class action and other non-claims related lawsuits.
Certain claims and legal actions have been brought against us for which we have accrued no loss, and for which an estimate of a possible range of loss cannot be made under the above rules. While it is not possible to predict the ultimate outcome of these claims or lawsuits, we do not believe they are likely to have a material effect on our financial condition or liquidity. However, losses incurred because of these cases could have a material adverse impact on net earnings in a given period.
We are currently not subject to any material legal proceedings.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies [Abstract]
Commitments Disclosure [Text Block]
Commitments and Contingencies
Commitments
Minimum rental commitments under non-cancelable operating leases with an initial or remaining term of more than one year as of December 31, 2011 were as follows (in thousands):

Due in	Operating Leases
2012	$11,835
2013	7,921
2014	8,006
2015	7,137
2016	3,001
Thereafter	645
Total	$38,545
As of December 31, 2011, the total minimum rental payments to be received in the future under non-cancelable subleases were approximately $0.4 million.
Lease expense incurred during the last three years was as follows (in thousands):

	For the twelve months ended December 31,
	2011	2010	2009
Operating lease expense	$14,448	$17,907	$21,360
Sublease income	(441)	(2,103)	(2,812)
Total	$14,007	$15,804	$18,548
Contingencies
Based on the criteria established by the Contingencies topic of the FASC, we have the following loss contingencies for which we accrue in our financial statements:

• Other-than-temporary impairments on investments	Note 3

• Insurance reserves	Note 10

• Legal and regulatory proceedings	Note 13

• Allowances for uncollectible accounts	Note 15

For each item listed above, please refer to the notes referenced for additional discussion.

Additional Information	12 Months Ended
Dec. 31, 2011
Additional Information [Abstract]
Additional Financial Disclosures [Text Block]
Additional Information
Allowances for Uncollectible Accounts
Agents’ balances and premium receivable included in the Consolidated Balance Sheets are net of allowances for uncollectible accounts. The provision for such losses is included in commissions and other underwriting expenses. A progression of the aggregate allowance follows (in thousands):

	2011	2010	2009
Beginning balance	$12,323	$10,853	$11,652
Provision for losses	21,259	11,884	10,610
Uncollectible amounts written off	(20,085)	(10,414)	(11,409)
Ending balance	$13,497	$12,323	$10,853
The increase in the provision for losses and uncollectible amounts written off during 2011 was primarily due to an increase in new business.
Restrictions on Transfer of Funds and Assets of Subsidiaries
Payments of dividends, loans and advances by our insurance subsidiaries are subject to various state laws, federal regulations and debt covenants that limit the amount of dividends, loans and advances that can be paid. Under applicable restrictions, the maximum amount of dividends payable in 2012 from our insurance subsidiaries without seeking regulatory clearance is approximately $53.1 million. Additional amounts of dividends, loans and advances require regulatory approval.
Negative Cash Book Balances
Negative cash book balances, included in the line item “Other liabilities” in the Consolidated Balance Sheets, were $5.9 million, $27.7 million and $22.1 million, respectively, at December 31, 2011, 2010 and 2009.